Exhibit 10.12

Amendment dated January 28, 2002 to Death Benefits Agreement between NBT Bancorp Inc., NBT Bank, National Association and Daryl R. Forsythe made August 22, 1995.

AMENDMENT TO DEATH BENEFITS AGREEMENT

THIS  AGREEMENT (this "Agreement") is made and entered into effective as of the  28  day  of  January,  2002,  by  and  among  NBT  BANCORP INC., a Delaware corporation,  and NBT Bank, N.A., a national banking association organized under the  laws  of  the  United  States  (hereinafter referred to collectively as the "Bank"),  Daryl  R. Forsythe (the  "Employee").

WHEREAS, the Bank and the Employee have entered to that certain Death  Benefits  Agreement  dated  as of August 22, 1995 (the "1995 Agreement");

WHEREAS, the 1995 Agreement may be amended by a written instrument signed by the Bank and the Employee; and

WHEREAS, the Bank and the Employee desire to amend the 1995 Agreement as set out in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.   Section 1 of Article IX of the 1995 Agreement is amended to read in its entirety as follows:

THIS AGREEMENT MAY BE TERMINATED AT ANY TIME WHILE THE EMPLOYEE IS LIVING  BY  A  WRITTEN INSTRUMENT SIGNED BY THE BANK AND THE EMPLOYEE, PROVIDED, THAT  THE BANK MAY TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO THE EMPLOYEE AT ANY TIME AFTER THE EMPLOYEE HAS CEASED TO BE THE CHAIRMAN OF THE BANK OTHER THAN BECAUSE  OF  HIS  DEATH;  AND,  IN ANY EVENT, THIS AGREEMENT WILL TERMINATE UPON TERMINATION OF THE EMPLOYEE'S EMPLOYMENT WITH THE BANK FOR ANY REASON OTHER THAN HIS  DEATH.

2.   The following new sentence is added to the end of Article X of the 1995 Agreement:

WITHOUT LIMITING THE FOREGOING, FOLLOWING TERMINATION OF THIS AGREEMENT, TO THE  EXTENT PERMITTED BY THE POLICY, THE BANK MAY DESIGNATE ANY OFFICER OR OTHER EMPLOYEE  OF  THE  BANK  AS  THE  INSURED UNDER THE POLICY AND MAY CONTINUE THIS AGREEMENT  WITH  SUCH  OFFICER  OR  EMPLOYEE.

3.   The foregoing amendments shall be effective upon the date of this Agreement.

4.   In other respects, the 1995 Agreement shall continue in full force and effect. The parties hereby execute this Agreement as follows:

NBT BANCORP INC.

By: /s/ Andrew Kowalczyk Jr.

Date: 1/28/02
Its: Chairman Compensation Committee

NBT BANK, NATIONAL ASSOCIATION

By: /s/ Michael J. Chewens

Date: 1/28/02
Its: Secretary

Date: 1/28/02
/s/ Daryl R. Forsythe
DARYL R. FORSYTHE